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1

                                                                   Exhibit 4.1
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  Number                                                             Shares
-----------                                                        ------------

-----------                                                        ------------
                               [CVC, Inc. LOGO]

                                   CVC, Inc.
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

COMMON STOCK                                                     COMMON STOCK

             ---------------------------------------------------
             This Certifies that                CUSIP

                                                                 SEE REVERSE
                                                                 FOR CERTAIN
                                                                 DEFINITIONS
             is the owner of
             ----------------------------------------------------

FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $.01 PER SHARE, OF

CVC, INC. (the "Corporation") transferable upon the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed or assigned. This Certificate and the shares represented hereby are issued and held subject to the laws of the State of Delaware and to the provisions of the Certificate of Incorporation and By-Laws of the Corporation, each as now or hereafter amended. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

 [CVC, INC.     IN WITNESS WHEREOF, the Corporation has caused this
   SEAL]        Certificate to be executed by the facsimile signatures
                of its duly authorized officers and sealed with the facsimile seal of the Corporation.
Dated:

           /s/ Emilio DiCataldo            /s/ Christine B. Whitman

     SENIOR VICE PRESIDENT AND CHIEF       PRESIDENT, CHIEF EXECUTIVE
          FINANCIAL OFFICER                  OFFICER AND CHAIRMAN


                             COUNTERSIGNED AND REGISTERED:
                                   BANKBOSTON, N.A.
                                        TRANSFER AGENT AND REGISTRAR

                                   By
                                      ---------------------------
                                         AUTHORIZED SIGNATURE


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   2

                                  CVC, Inc.

     THE CORPORATION IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS AND SERIES OF STOCK. THE CORPORATION WILL FURNISH TO THE HOLDER UPON WRITTEN REQUEST WITHOUT CHARGE A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

     The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  -as tenants in
          common              UNIF GIFT MIN ACT-         Custodian
TEN ENT  -as tenants by                         ---------          ----------
          the entirety                           (Cust)               (Minor)
JT TEN   -as joint tenants
          with right of                         under Uniform Gifts to Minors
          survivorship and
          not as tenants                         Act
          in common                                 -------------------------
COM PROP -as community                                     (State)
          property


     Additional abbreviations may also be used though not in the above list.

For value received, ______________________hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE
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                      (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS,
                         INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)

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----------------------------------------------------------------------- shares of the common stock represented by the within Certificate, and doe(es) hereby irrevocably constitute and appoint

-------------------------------------------------------------------- Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated, -------------------      ------------------------------------------
                                NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
                                MUST CORRESPOND WITH THE NAME AS WRITTEN
                                UPON THE FACE OF THE CERTIFICATE IN
                                EVERY PARTICULAR, WITHOUT ALTERATION OR
                                ENLARGEMENT, OR ANY CHANGE WHATEVER.


SIGNATURE(S) GUARANTEED: ----------------------------------------------------
                         THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVING AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.